SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 28, 2003

LIPID SCIENCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-497	43-0433090

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

7068 Koll Center Parkway, Suite 401, Pleasanton, California	94566

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (925) 249-4000

Item 7. Financial Statements and Exhibits
Item 9. Regulation FD Disclosure
SIGNATURE
EXHIBIT INDEX
EX-99.1
EX-99.2

Item 7. Financial Statements and Exhibits

(c)	Exhibits

Exhibit	Description

99.1	Lipid Sciences, Inc. Press Release dated January 28, 2003

99.2	Letter to Stockholders from the Chairman of the Board of Lipid Sciences, Inc.

Item 9. Regulation FD Disclosure

     On January 28, 2003 Lipid Sciences, Inc., a Delaware corporation, issued a press release entitled “Lipid Sciences Announces New Strategic Direction-Will Focus on Viral Application, Restructure Business Operations”. As described in such press release, effective immediately, the Company will be focusing its research and development investment on its proprietary Viral Pathogen Inactivation platform. This new direction is part of a comprehensive strategic plan being implemented by the Company, as further described in such press release. As part of the cost-savings goal of the strategic plan, Barry D. Michaels has stepped down as Chief Financial Officer and certain other management positions are being eliminated.

     In addition, on January 28, 2003 Lipid Sciences, Inc. forwarded to its stockholders a letter from the Chairman of the Board that enclosed the press release mentioned above. A copy of the press release and the letter from the Chairman of the Board are attached to this Form 8-K as Exhibit 99.1 and 99.2 and are incorporated herein by reference.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lipid Sciences, Inc.

Date: January 28, 2003	By:	/s/ Sandra Gardiner

Name: Sandra Gardiner Title: Chief Accounting Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Lipid Sciences, Inc. Press Release dated January 28, 2003

99.2	Letter to Stockholders from the Chairman of the Board of Lipid Sciences, Inc.